UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 10, 2020

PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.
Regulation FD Disclosure.

PTC will hold an investor call and webcast at 5:00 p.m. today to discuss PTC’s second quarter FY’20 business to date and to provide additional insight about our subscription business model. The call and webcast access information is provided below. A copy of the presentation is furnished as Exhibit 99.1 and incorporated herein by reference.

Call and Webcast Details:
When:
Tuesday, March 10, 2020 at 5:00pm (ET)
Dial:
773-799-3757 or 800-857-5592
Call leader:
Kristian Talvitie
Passcode:
PTC
Webcast:
www.ptc.com/for/investors.htm

Replay Details:
Dial:
866-463-4181
Passcode:
0706

The audio replay of this event will be archived for public replay for 10 days following the call.

Forward-Looking Statements
Please note that statements made on the call and webcast are as of March 10, 2020 and PTC does not assume any obligation to update any statements made live or on the archived call or webcast. Matters discussed may include forward-looking statements about PTC’s anticipated financial results and growth, including the expected resilience of its subscription business model, as well as about the development of products and markets, which are based on current assumptions. Actual results in future periods may differ materially from current expectations due to risks and uncertainties, including that the macroeconomic and/or global manufacturing climates may deteriorate due to, among other items, the business disruptions due to COVID-19, as well as other risks and uncertainties described in PTC’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made from time to time with the U.S. Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01.
Financial Statements and Exhibits.

(d)                 Exhibits.

99.1
PTC Inc. presentation dated March 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: March 10, 2020	By:	/s/ Kristian Talvitie
Kristian Talvitie
Executive Vice President, Chief Financial Officer